UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2024

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-07933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.850% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.050% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.600% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantee of Aon Corporation and Aon Global Holdings plc’s 5.000% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.350% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.900% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.900% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

As previously announced on December 20, 2023, Aon plc, an Irish public limited company (the “Company”), Randolph Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Randolph”), and Randolph Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Randolph, entered into an Agreement and Plan of Merger with NFP Intermediate Holdings A Corp., a Delaware corporation (“NFP”), and NFP Parent Co, LLC, a Delaware limited liability company, pursuant to which Randolph will acquire NFP (the “Acquisition”).

On April 15, 2024, the Company issued a press release announcing the early tender results with respect to the previously disclosed cash tender offers (the “Tender Offers”) by Randolph to purchase any and all of the outstanding 6.875% Senior Notes due 2028, 4.875% Senior Secured Notes due 2028, 7.500% Senior Secured Notes due 2030 and 8.500% Senior Secured Notes due 2031 (collectively, the “Notes”), each issued by NFP Corp., a Delaware corporation and a wholly owned subsidiary of NFP, and the related solicitation of consents from holders of the Notes to amend the indentures governing the Notes. The press release also announced the determination of the reference yields for the pricing of the tender offers for the 7.500% Senior Secured Notes due 2030 and the 8.500% Senior Secured Notes due 2031.

The Tender Offers are conditioned upon the satisfaction or waiver of conditions set forth in the Offer to Purchase, dated April 2, 2024, including the prior consummation of the Acquisition. Randolph reserves the right to amend, extend, withdraw or terminate any of the Tender Offers in its sole discretion, subject to applicable law.

A copy of the press release referred to above is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This communication contains certain statements related to future results, or states the Company’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of the Company’s operations. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the proposed Acquisition, including future financial and operating results and synergies, the Company’s, NFP’s and the combined firm’s plans, objectives, expectations and intentions, and the expected timing of the completion of the proposed Acquisition, are forward-looking statements. Also, when the Company uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements:  the possibility that the proposed Acquisition will not be consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed Acquisition, adverse effects on the market price of the Company’s securities and on the Company’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed Acquisition, the failure to realize the expected benefits of the proposed Acquisition (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed Acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed Acquisition on the market price of the Company’s securities, significant Acquisition and integration costs or difficulties in connection with the proposed Acquisition and/or unknown or inestimable liabilities, potential litigation associated with the proposed Acquisition, the potential impact of the consummation of the proposed Acquisition on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed Acquisition.

Any or all of the Company’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about the Company’s performance. The factors identified above are not exhaustive. The Company and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning the Company and its businesses, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the SEC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and additional documents filed by the Company with the SEC for a further discussion of these and other risks and uncertainties applicable to the Company and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. The Company is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated April 15, 2024.

104	Cover Page Interactive Data File (embedded within XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC

By:	/s/ Darren Zeidel
	Name:	Darren Zeidel
	Title:	Executive Vice President, General Counsel and Company Secretary

Date:  April 16, 2024